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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 19, 2003


                     BOMBARDIER RECEIVABLES MASTER TRUST I
                     (Issuer with respect to Certificates)
          ------------------------------------------------------------
           (Exact name of co-registrant as specified in its charter)


                   BOMBARDIER CREDIT RECEIVABLES CORPORATION
                             (Originator of Trust)
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


 New York and Delaware                 333-106848               03-0340600
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(States or Other Jurisdictions         (Commission           (I.R.S. Employer
   of Incorporation)                    File Number)        Identification No.)



     P.O. Box 5544
   Burlington, Vermont                                          05402
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  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (802) 655-2824
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Item 5.  Other Events
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on XL Capital Assurance Inc.'s SEC No-Action Letter, the Company will incorporate by reference into the Company's registration statement (File No. 333-106848), the financial statements of XL Capital Assurance Inc. and XL Financial Assurance Ltd. as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, included in the Annual Report on Form 10-K of XL Capital Ltd. for the year ended December 31, 2002. Such financial statements will be referred to in the prospectus supplement relating to Bombardier Receivables Master Trust I, Series 2003-1 Certificates.

     In connection with the incorporation of such documents by reference, the Company is hereby filing the consents of PricewaterhouseCoopers LLP and PricewaterhouseCoopers to the use of their names in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as
Exhibit 23.1 and the consent of PricewaterhouseCoopers is attached hereto as
Exhibit 23.2.

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Item 7. Financial Statements, Pro Forma Financial
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Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

      23.1        Consent of PricewaterhouseCoopers LLP
      23.2        Consent of PricewaterhouseCoopers

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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BOMBARDIER CREDIT RECEIVABLES
                                    CORPORATION




                                    By:  /s/  Lawrence F. Assell
                                        -----------------------------
                                        Name:  Lawrence F. Assell
                                        Title: President



Dated:  August 19, 2003

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Exhibit Index
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Exhibit                 Description                                     Page
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23.1                    Consent of PricewaterhouseCoopers LLP              6
23.2                    Consent of PricewaterhouseCoopers                  7